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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 April 28, 2004
                Date of Report (Date of Earliest Event Reported)



                           NORTHGATE INNOVATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)


            Delaware                       0-27878                 13-3779546
(State or Other Jurisdiction of       (Commission File          (IRS Employer
         Incorporation)                    Number)           Identification No.)


       801 Sentous Street, City of Industry, California         91748
             (Address of Principal Executive Offices)         (Zip Code)

                                 (626) 923-6000
              (Registrant's telephone number, including area code)



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ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous Independent Accountants

On April 28, 2004, Northgate Innovations, Inc. ("the Company") dismissed Ernst & Young LLP ("E&Y") as its independent accountants. The determination to dismiss E&Y was made by the Audit Committee of the Board of Directors of the Company, at the request of E&Y, based upon a recent order by an administrative judge, in a case brought by the Securities and Exchange Commission, which suspended E&Y from engaging new public clients for six months.

E&Y has not issued a report on the consolidated financial statements of the Company. Since their retention as the Company's independent accountants on April 21, 2004 and through April 28, 2004, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to E&Y's satisfaction would have caused E&Y to make reference thereto in their report on the consolidated financial statements of the Company. During the period of their retention there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided E&Y with a copy of the foregoing disclosures. A letter from E&Y addressed to the Securities and Exchange Commission is included as
Exhibit 16 to this Current Report on Form 8-K and states that E&Y agrees with such disclosure.

(b) New Independent Accountants

The Company engaged Corbin & Company, LLP ("Corbin") as its independent accountants as of April 28, 2004. Corbin had previously been engaged as the Company's independent accountants from January 6, 2003 through April 16, 2004. Corbin reported on the Company's consolidated financial statements for each of the years ended December 31, 2003 and 2002. These reports did not contain any adverse opinion, disclaimer of opinion, or qualification or modification as to uncertainty, audit scope or accounting principles.

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ITEM 7.     Exhibits.

       Exhibit
       Number      Description
       ------      -----------

        16 Letter, dated April 30, 2004, from Ernst & Young LLP to the Securities and Exchange Commission.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NORTHGATE INNOVATIONS, INC.
                                        (Registrant)


Date:    April 30, 2004                 /s/ Kent A. Savage
                                        --------------------------------
                                        Name:    Kent A. Savage
                                        Title:  Chief Executive Officer

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                                  EXHIBIT INDEX

       Exhibit
       Number      Exhibit
       ------      -------

        16 Letter, dated April 30, 2004, from Ernst & Young LLP to the Securities and Exchange Commission.


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                                                                      Exhibit 16




April 30, 2004



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


Gentlemen:

    We have read Item 4 of Form 8-K of Northgate Innovations, Inc. for the event that occurred on April 28, 2004, and are in agreement with the statements contained in paragraphs one and two therein. We have no basis to agree or disagree with other statements of the registrant contained therein.



                                                  /s/ ERNST & YOUNG LLP

                                                  ERNST & YOUNG LLP